UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Sec.240.14a-12

Vacasa, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On April 21, 2025, Vacasa, Inc. issued the following press release relating to the proposed merger transaction with Casago Holdings, LLC.

ISS and Glass Lewis Recommend Vacasa Shareholders Vote “FOR” Proposed Merger with Casago

ISS Notes Vacasa Engaged in a “Thorough” Strategic Review Process Over the Course of Eight Months

Vacasa Urges Shareholders to Vote “FOR” the Proposed Merger with Casago at the Special Meeting Scheduled for April 29, 2025

PORTLAND, Ore., April 21, 2025 – Vacasa, Inc. (Nasdaq: VCSA) (“Vacasa” or the “Company”), a leading vacation rental management platform in North America, today announced that both leading independent proxy advisory firms – Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”) – recommend shareholders vote “FOR” the proposed merger with Casago. A Special Meeting of Vacasa’s shareholders (the “Special Meeting”) related to the proposed merger is scheduled for April 29, 2025.

In its report recommending support for the merger, ISS notes:1

•	“…[T]he board appears to have conducted a thorough review of strategic options, which lasted approximately eight months.”

•	“The board and the special committee appear to have also conducted a reasonable process to determine whether [Davidson Kempner’s] offers were, or could potentially result in, a ‘superior proposal.’”

•	“…[T]he special committee’s requests for additional assurance of certainty and timing appear reasonable given [Davidson Kempner’s] differing economic interests from those of common shareholders.”

•	“…[T]he board’s conclusion that Casago’s offer has higher certainty of timing and completion appears reasonable.”

•	“Given the thorough sales process and the challenging outlook on a standalone basis, the proposed merger with Casago appears to be the best combination of economics and certainty for shareholders.”

CEO Rob Greyber said: “We are pleased that both ISS and Glass Lewis recognize the extensive, thorough process Vacasa engaged in, and that both support the Board’s recommendation for our proposed merger with Casago. We strongly believe this transaction represents the best risk-adjusted outcome for our shareholders.”

Vacasa encourages shareholders to follow the recommendation of both ISS and Glass Lewis and vote “FOR” the proposed merger with Casago at the Special Meeting scheduled for April 29, 2025.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

Sodali & Co.
430 Park Avenue 14th Floor
New York, New York 10022

Bank and Brokers Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: VCSA@investor.sodali.com

1 Permission to quote ISS was neither sought nor obtained.

About Vacasa

Vacasa is a leading vacation rental management platform in North America, transforming the vacation rental experience by integrating purpose-built technology with expert local and national teams. Homeowners enjoy earning significant incremental income on one of their most valuable assets, delivered by the company’s unmatched technology that is designed to adjust rates in real time to maximize revenue. Guests can relax comfortably in thousands of Vacasa homes in hundreds of destinations across the United States, and in Belize, Canada, Costa Rica, and Mexico, knowing that 24/7 support is just a phone call away. In addition to enabling guests to search, discover and book its properties on Vacasa.com and the Vacasa Guest App, Vacasa provides valuable, professionally managed inventory to top channel partners, including Airbnb, Booking.com and Vrbo.

Cautionary Note Regarding Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith contains forward-looking statements. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and speak only as of the date they are made. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “target, ” “forecast,” “outlook,” or the negative of these terms or other similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements include, among others, statements regarding forecasts and projections; estimated costs, expenditures, cash flows, growth rates and financial results; plans and objectives for future operations, growth or initiatives; strategies or the expected outcome or impact of pending or threatened litigation; and expected timetable for completing the proposed transaction. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to the Company. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: (i) the failure to obtain the required votes of the Company’s stockholders; (ii) the timing to consummate the proposed transaction; (iii) the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; (iv) risks related to the ability of the Company to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the diversion of management time on transaction-related issues; (vi) results of litigation, settlements and investigations in connection with the proposed transaction; (vii) actions by third parties, including governmental agencies; (viii) global economic conditions; (ix) potential business uncertainty, including changes to existing business and customer relationships during the pendency of the proposed transaction that could affect financial performance; (x) adverse industry conditions; (xi) adverse credit and equity market conditions; (xii) the loss of, or reduction in business with, key customers; legal proceedings; (xiii) the ability to effectively identify and enter new markets; (xiv) governmental regulation; (xv) the ability to retain management and other personnel; and (xvi) other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at investors.vacasa.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Additional Information and Where to Find It

The proposed transaction between the Company and Vacasa Holdings LLC and Casago Holdings, LLC (the “proposed transaction”) is expected to be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company filed a definitive proxy statement on Schedule 14A with the SEC on March 28, 2025 (the “Proxy Statement”). Following the filing of the Proxy Statement, the Company mailed the Proxy Statement to the stockholders of the Company.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the Proxy Statement and other documents filed with the SEC by the Company, at the Company’s website, investors.vacasa.com, or at the SEC’s website, www.sec.gov. The Proxy Statement and other relevant documents may also be obtained for free from the Company by writing to Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the compensation of the directors and named executive officers of the Company is set forth in the “Director Compensation” and “Executive Compensation Matters” sections of the definitive proxy statement for the 2024 annual meeting of stockholders of the Company, which was filed with the SEC on April 8, 2024, commencing on pages 16 and 30, respectively, and information regarding the participants’ holdings of the Company’s securities is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, commencing on page 141. The Proxy Statement can be obtained free of charge from the sources indicated above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC.

Vacasa Contacts
Investor Relations Contact
ir@vacasa.com

Press Contact
pr@vacasa.com

OR

Longacre Square Partners
vacasa@longacresquare.com